Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

between

GULF ISLAND FABRICATION, INC.

and

GULF MARINE FABRICATORS

Dated as of January 31, 2006

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated and effective as of January 31, 2006, is by and between Gulf Island Fabrication, Inc., a Louisiana corporation (the “Company”), and Gulf Marine Fabricators, a Texas general partnership (the “Investor”).

A. The Company and the Investor, among others, are parties to that certain Asset Purchase and Sale Agreement, dated as of December 20, 2005 (the “Purchase Agreement”), pursuant to which the Company has agreed to purchase from the Investor, and the Investor has agreed to sell to the Company, substantially all of the assets used in the business of the Investor. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.

B. Contemporaneously herewith and pursuant to the Purchase Agreement, the Company and the Investor have executed and delivered a Lock-Up Agreement pursuant to which the Investor has agreed, for a period specified therein, not to sell or otherwise transfer the shares of the common stock, no par value per share, of the Company (the “Common Stock”) issuable to the Investor pursuant to the Purchase Agreement.

C. The Company and the Investor have agreed to execute and deliver this Agreement pursuant to Sections 2.9(a) and 2.9(b) of the Purchase Agreement with respect to the registration of such shares of Common Stock following the termination of the restrictions on resale contained in the Lock-Up Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein and in reliance upon the undertakings, representations, warranties and indemnities contained herein, each of the parties hereto agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

“Common Stock” shall have the meaning assigned to such term in the recitals hereof, as constituted on the date hereof, and any shares into which such Common Stock shall have been changed or any shares resulting from any reclassification of such Common Stock.

“Controlling Person” shall have the meaning given to such term in Section 6(a).

“Demand Notice” shall have the meaning given to such term in Section 2(a).

“Demand Registration” shall have the meaning given to such term in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Holders” means the Investor and its permitted successors or assigns who as of such date own outstanding shares of Registrable Securities.

“Indemnified Party” shall have the meaning given to such term in Section 6(c).

“Indemnifying Party” shall have the meaning given to such term in Section 6(c).

“Lock-Up Period” is defined in the Lock-Up Agreement.

“Losses” means all losses, claims, damages or liabilities (other than consequential damages or incidental lost profits) and all costs and expenses related thereto, including, without limitation, the reasonable fees and disbursements of counsel.

“NASD” means the National Association of Securities Dealers, Inc.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

“Proceeding” means any claim, suit, action or proceeding, including any governmental investigation or inquiry.

“Registrable Securities” means (a) the shares of Common Stock issuable to the Investor pursuant to the Purchase Agreement and (b) any additional shares of Common Stock or other securities issued or distributed by the Company after the date hereof to any Holder with respect to such shares of Common Stock by means of exchange, reclassification, dividend, distribution, split-up, combination, subdivision, recapitalization, merger, spin-off, reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities has become effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (ii) they have become eligible for resale pursuant to Rule 144(k) under the Securities Act or (iii) they shall cease to be outstanding.

“Requesting Holders” shall have the meaning given to such term in Section 2(a).

“Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

Section 2. Demand Registration.

(a) Commencing upon expiration of the Lock-Up Period, Holders holding at least fifty percent (50%) of the then outstanding Registrable Securities (the “Requesting Holders”) may make a written request (a “Demand Notice”) for registration under the Securities Act on Form S-3 (or a successor form or, if Form S-3 or such successor form is not available for use by the Company, on such other form as the Commission may prescribe) covering an offering of an amount of Registrable Securities not less than the lesser of (i) Registrable Securities having an estimated aggregate offering price of at least $6 million (as determined as of the trading day immediately prior to the date of the Demand Notice pursuant to Rule 457(c) under the Securities Act) or (ii) all Registrable Securities then outstanding (a “Demand Registration”); provided that the Company shall not be obligated to effect more than one Demand Registration in any 12-month period from the date of a Demand Notice or more than an aggregate of two Demand Registrations pursuant to this Section 2(a). Subject to the foregoing, upon receipt of a Demand Notice, the Company will use its reasonable best efforts to file such registration statement within 45 days after receipt of such Demand Notice and use its reasonable best efforts to cause such registration statement to be declared effective by the Commission as promptly as practicable after the filing thereof. Upon receipt of a Demand Notice, the Company will use its reasonable best efforts to notify any other Holders of Registrable Securities who did not provide the Demand Notice within 20 days following receipt thereof. A registration will not count as a Demand Registration until the registration statement filed pursuant to such Demand Registration has been declared effective by the Commission and remains effective for the period specified in Section 4(b). The Requesting Holders shall have the right to review the registration statement to be filed pursuant to this Section 2 before it is filed with the Commission.

(b) If the Requesting Holders so elect, the offering of such Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. The Requesting Holders shall select a nationally recognized investment banking firm or firms to manage any such underwritten offering; provided that such managing underwriters must be reasonably satisfactory to the Company.

(c) If at the time of receipt of a Demand Notice by the Company the Company is eligible to register an offering of securities to be made on a delayed or continuous basis on Form S-3 (or a successor form) pursuant to Rule 415 (or a successor rule) under the Securities Act, if so requested by the Requesting Holders in the Demand Notice and subject to Section 2(a), the Company shall effect the Demand Registration to which such Demand Notice relates by preparing and filing a “shelf” registration statement on Form S-3 covering the resale by the Requesting Holders of the Registrable Securities included in such registration statement.

(d) Neither the Company or any of its security holders (other than the Holders with respect to their Registrable Securities) shall be entitled to include any of the Company’s securities in a registration statement initiated as a Demand Registration under Section 2(a) without the consent of the Requesting Holders.

(e) Notwithstanding anything to the contrary in this Agreement, the Company’s obligation under Section 2(a) to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended, at the option of the Company, for a period not to exceed 90 days in any 12-month period if the Company determines in its good faith judgment that (i) there exists at the time material non-public information relating to the Company that it deems inadvisable to disclose publicly, or (ii) an event has occurred or a condition exists that results in a registration statement’s misstating or omitting to state a material fact. In the event such material non-public information is later disclosed, or the registration statement no longer misstates or omits to state a material fact, the Company shall promptly notify the Holders of Registrable Securities and the Company’s obligations under Section 2(a) shall be reinstated.

Section 3. Piggyback Registration.

(a) Commencing upon expiration of the Lock-Up Period, if the Company proposes to file a registration statement with the Commission (other than a registration statement on Form S-4 or Form S-8 or their successors or any other form for a limited similar purpose or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another Person) covering solely shares of its Common Stock, the Company shall, at least thirty days prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request of any Holder or Holders given within twenty days of the receipt of such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company will use its reasonable best efforts to cause all Registrable Securities that the Holder or Holders requested the Company to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Holder or Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Holders; and provided, further, that the Company shall not be required to include any such Registrable Securities held by such requesting Holder or Holders in such registration if the each of the parties (other than the Company) to those certain Registration Rights Agreements, each dated as of March 6, 1997, have waived or otherwise not exercised their piggyback registration rights with respect to such offering pursuant to Section 3(b) of such agreements. The Company shall pay all registration expenses in connection with each such registration requested pursuant to this Section 3, and any selling expenses shall be allocated among all Persons on whose behalf securities are being included in such registration pro rata based upon the proceeds to be received in the offering by each such Person.

(b) In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and the managing underwriter or underwriters, selected by the Company, and then only in such quantity as will not, in the written opinion of the managing underwriter or underwriters, jeopardize the success of the offering by the Company. Each Holder that has requested that Registrable Securities held by him be included in such Registration Statement shall (together with the Company and the other Holders distributing the securities through such underwriting) enter into such underwriting agreement as agreed upon between the Company and the managing underwriter or underwriters. If in the written opinion of the managing underwriter or underwriters the registration of all, or part of, the Registrable Securities that the Holders have requested to be included would materially and adversely affect such public offering, the Company shall be required to include in the underwriting only that number of Registrable Securities, if any, that the managing underwriter or underwriters believes may be sold without causing such adverse effect. If the number of Registrable Securities to be included in the registration in accordance with the foregoing is less than the total number of securities that the Holders have requested to be included, then the number of Registrable Securities to be included in the registration shall be reduced pro rata among the requesting Holders and any other holders of Common Stock participating in such offering based upon the number of Registrable Securities so requested to be registered. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

Section 4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company will (except as otherwise provided in this Agreement):

(a) (i) cooperate with the selling Holders and any underwriters for the selling Holders, and, in the event of any underwritten public offering, will enter into usual and customary underwriting agreements with respect thereto and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Registrable Securities in the manner contemplated by the related registration statement, and in each case to the same extent as if all the securities then being offered were for the account of the Company, and (ii) provide to any selling Holder, any underwriter participating in any distribution thereof pursuant to a registration statement, and any attorney, accountant or other agent retained by any selling Holder or any underwriter reasonable access to the appropriate Company officers and employees to answer questions and to supply information reasonably requested by such selling Holder, or by any such underwriter, attorney, accountant or agent in connection with such registration statement;

(b) prepare and file with the Commission a registration statement with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective until the earlier to occur of the passage of 180 days from the date of effectiveness and the sale of all of the Registrable Securities registered under such registration statement (or, in the case of a registration statement covering an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, until the earlier to occur of the date that is two years after the date of effectiveness and the sale of all of the Registrable Securities registered under such registration statement); and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the time period required pursuant to this Agreement and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the selling Holders shall desire to sell or otherwise dispose of the same; provided, however that before filing any such registration statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holders, which are to be included in such registration, copies of all such documents proposed to be filed, which will be subject to the review of such counsel;

(c) promptly furnish to such selling Holders, who so request, (i) upon the Company’s receipt, a copy of the order of the Commission declaring such registration statement and any post-effective amendment thereto effective, (ii) such reasonable number of copies of such registration statement and of each amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits), (iii) such reasonable number of copies of the prospectus included in such registration statement (including each preliminary prospectus), (iv) such reasonable number of copies of the final prospectus as filed by the Company pursuant to Rule 424(b) under the Securities Act, in conformity with the requirements of the Securities Act, and (v) such other documents as any such selling Holder may reasonably request. Subject to the terms of any underwriting agreement between the Company and the underwriters for the selling Holders or for the Company, the Company hereby consents to the use of the prospectus by each of the selling Holders and the underwriters or agents (if any), and dealers (if any), in connection with the offering and sale of the Registrable Securities pursuant to such prospectus and any amendment thereto, and (vi) copies of all correspondence received by the Commission with respect to such registration statement;

(d) use commercially reasonable efforts to (i) register or qualify the securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as each selling Holder shall reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for the period described in Section 4(b) and (iii) cooperate with such Holders and each underwriter, if any, in connection with any filings required to be made with the NASD and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d) or (B) file any general consent to service of process;

(e) promptly notify each selling Holder and counsel for such selling Holders identified to the Company and, if requested by such Persons, confirm such advice in writing, (i) when the registration statement has been filed and when it has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to the registration statement and prospectus or for additional information after the registration statement has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the registration statement or the initiation of any Proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any Proceeding for such purpose, (v) of the happening of any event during the period a registration statement is effective which makes any statement made in such registration statement or the related prospectus untrue in any material respect or which requires the making of any changes in such registration statement or any document incorporated by reference therein in order to make the statements therein not misleading or which requires the making of any changes in the prospectus or documents incorporated by reference therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (vi) of any determination by the Company that a post-effective amendment to the registration statement would be appropriate;

(f) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a registration statement or of any order preventing or suspending the use of a prospectus or suspending the qualification (or exemption from qualification) of any of the securities for sale in any jurisdiction, and, if any such order is issued, to use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time and provide prompt notice to each selling Holder of the withdrawal of any such order;

(g) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act);

(h) list such securities on any securities exchange or market on which any stock of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

(i) if requested by the managing underwriters, if any, or the Holders of a majority of the Registrable Securities being registered, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders reasonably agree should be included therein to the extent required by applicable law and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions under this Section 4(i) that are not, in the opinion of counsel for the Company, required by applicable law; and

(j) enter into such agreements (including, in the event of an underwritten offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other commercially reasonable actions in connection therewith (including those reasonably required by the Holders of a majority of the Registrable Securities being sold or, in the event of an underwritten offering those requested by the managing underwriters) in order to permit the disposition of such Registrable Securities and in such connection, if the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and underwriters, if any, with respect to the business of the Company and its subsidiaries, the registration statement, the prospectus and documents incorporated by reference or deemed incorporated by reference in the registration statement, if any, in each case, in form, substance and scope as are customarily made if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority of the Registrable Securities being sold) addressed to such selling Holders of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters, including without limitation the matters referred to in clause (i) above; (iii) use its reasonable commercial efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company addressed to each of the underwriters, if any, such letters to be in customary form and covering matters the type customarily covered in “comfort” letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may reasonably be requested by the Holders of a majority of the Registrable Securities being sold, any counsel to the Holders and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder.

From time to time after a transfer of Registrable Securities pursuant to a registration statement, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act. The Company may require each Holder to agree to keep confidential any non-public information relating to the Company received by such Holder and not disclose such information (other than to an Affiliate or prospective purchaser who agrees to respect the confidentiality provisions of this Section 4) until such information has been made generally available to the public unless the release of such information is required by law or necessary to respond to inquiries of regulatory authorities.

Section 5. Registration Expenses; Holdbacks.

(a) In connection with any Demand Registration, the Company shall pay the following expenses incurred in connection with such registration: (i) registration and filing fees with the Commission; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) fees and expenses incurred in connection with the listing of the Registrable Securities; (v) fees and expenses of counsel and independent certified public accountants for the Company; and (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration. The Holders shall pay any underwriting and brokerage fees, discounts or commissions attributable solely to the sale of Registrable Securities, fees and expenses of counsel for the Holders, and any other expenses of the Holders.

(b) No person may participate in any underwritten registered offering contemplated hereunder unless such Person (i) agrees to sell its securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

(c) The Holders agree not to effect any public sale (including a sale pursuant to Rule 144 of the Securities Act) of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on the effective date of any underwritten Demand Registration (other than the Registrable Securities to be sold pursuant to such registration statement) or any other underwritten public offering conducted by the Company that is not a Demand Registration.

Section 6. Indemnification.

(a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, to the extent permitted by law, the Company shall indemnify and hold harmless the Holders, the Holders’ directors, officers, partners, employees, representatives and agents, and underwriter and each other person, if any, who controls any

Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (a “Controlling Person”), to the fullest extent possible against any Losses, as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or form of prospectus relating to the Registrable Securities, or in any amendment or supplement thereto, or in any preliminary prospectus relating to the Registrable Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Losses are based upon information relating to such Holder and furnished in writing to the Company by such Holder expressly for use therein; provided, however, that the Company shall not be liable to any Indemnified Party to the extent that any such Losses arise solely out of an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (A) such Indemnified Party or related Holder failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale by such Indemnified Party or the related Holder to the Person asserting the claim from which such Losses arise; (B) the prospectus would have corrected such untrue statement or alleged untrue statement or omission or alleged omission; and (C) the Company has complied with its obligations under Section 4(e); or (ii) any violation of any Federal or state securities laws or rules or regulations thereunder by the Company in connection with the performance of its obligations hereunder.

(b) In connection with any registration statement, prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus in which a Holder is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any registration statement, prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus and shall indemnify and hold harmless the Company, its Controlling Persons and any underwriters, and the officers, directors, partners, employees, representatives and agents of such Controlling Persons and underwriters, to the fullest extent lawful, from and against all Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or form of prospectus relating to the Registrable Securities, or in any amendment or supplement thereto, or in any preliminary prospectus relating to the Registrable Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact is contained in any information so furnished in writing by such Holder to the Company expressly for use therein, or (ii) any violation of any Federal or state securities laws or rules or regulations thereunder by the Holder in connection with the performance of its obligations hereunder. In no event shall the liability of any selling Holder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the party or parties from which such indemnity is sought (individually, an “Indemnifying Party” and, collectively, the “Indemnifying Parties”) in writing; provided, that the failure to so notify the

Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the Indemnifying Parties have been prejudiced materially by such failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party, within twenty days after receipt of written notice from such Indemnified Party of such Proceeding, to assume, at its expense, the defense of any such Proceeding; provided, that an Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but, subject to Section 5, the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party or any of its affiliates or Controlling Persons, and such Indemnified Party shall have been advised by counsel that there may be one or more defenses available to such Indemnified Party that are in addition to, or in conflict with, those defenses available to the Indemnifying Party or such affiliate or Controlling Person (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party; it being understood, however, that, the Indemnifying Party shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party).

No Indemnifying Party shall be liable for any settlement of any such Proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such Proceeding, each Indemnifying Party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each Indemnified Party from and against any and all Losses by reason of such settlement or judgment. The Indemnifying Party shall not consent to the entry of any judgment against an Indemnified Party or enter into any settlement that imposes any obligation on any Indemnified Party that does not include as a term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such Proceeding for which such Indemnified Party would be entitled to indemnification hereunder (regardless of whether any Indemnified Party is a party thereto).

(d) If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 6 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 6), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of each Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.

The relative fault of each Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 6(a) or 6(b) was available to such party.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Section 7. Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that, subject to the Lock-Up Agreement, it will take such further action as any Holder may reasonably request to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of a Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such reporting requirements.

Section 8. Assignment of Registration Rights. Subject to the terms and conditions of the Lock-Up Agreement, a Holder may assign to a transferee or assignee of at least 20% of all Registrable Securities the rights to cause the Company to register such Registrable Securities pursuant to the Agreement (but only with all related obligations); provided, that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement by executing a counterpart signature page hereto; (c) such assignment of Registrable Securities is made in compliance with the Securities Act; and (d) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. This Agreement may not be assigned by the Company without the prior written consent of Holders holding not less than a majority of all Registrable Securities, except by operation of law.

Section 9. Termination of Registration Rights. No Holder shall be entitled to exercise any of the registration rights provided for in Sections 2 or 3 of this Agreement after the earlier of (a) the fifth anniversary of the date of this Agreement; (b) such time as the restrictive legends on the certificates for all of such Holder’s Registrable Securities may be removed pursuant to Rule 144 under the Securities Act and subsequent dispositions of such securities does not require registration or qualification of such securities under the Securities Act or any state securities or blue sky law then in force; or (c) such time as such Holder ceases to be a holder of Registrable Securities.

Section 10. Miscellaneous.

(a) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, certified first-class mail (return receipt requested), next-day air courier or facsimile:

(i) if to the Investor, at:

c/o Technip-Colfexip USA Holding, Inc.

11700 Old Katy Road

Houston, Texas 77079

Attention: President

Facsimile: (281) 249-4300

(ii) if to any other Holder, at the address of such Holder set forth on the Company’s records.

(iii) if to the Company, at:

Gulf Island Fabrication, Inc.

583 Thompson Road

Houma, Louisiana 70363

Attention: Kerry Chauvin

Facsimile: (985) 872-2129

with a copy to:

Jones, Walker, Waechter, Poitevent, Carrère & Denègre, LLP

201 St. Charles Avenue

50th Floor

New Orleans, Louisiana 70170

Attention: F. Rivers Lelong

Facsimile: (504) 589-8378

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(a). All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five days after being deposited in the mail, postage prepaid, if mailed; one day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

(b) Amendment and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding Registrable Securities; provided, that Section 6 shall not be amended, modified or supplemented, and waivers or consents to departures from this proviso may not be given, unless the Company has obtained the written consent of each Holder affected thereby. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a registration statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such registration statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

(c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(d) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas without regard to rules of conflicts of laws.

(e) Filing. A copy of this Agreement and of all amendments hereto shall be filed at the principal office of the Company.

(f) Headings and Internal References. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. References in this Agreement to “clauses” and “Sections” shall be understood to refer to clauses and sections of this Agreement unless otherwise specified.

(g) No Inconsistent Agreements. The Company has not entered into, as of the date hereof, and shall not enter into, after the date of this Agreement, any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

(i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company in respect of the

Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

GULF ISLAND FABRICATION, INC.

By:	/s/ Kerry J. Chauvin
Name: Kerry J. Chauvin Title: President

GULF MARINE FABRICATORS By: Gulf Deepwater Fabricators, Inc., its partner

By:	/s/ Luc Messier
Name: Luc Messier Its: President

By: Gulf Deepwater Yards, Inc., its partner

By:	/s/ Luc Messier
Name: Luc Messier Its: President

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